SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS:

Deutsche Alternative Asset Allocation Fund Deutsche Alternative Asset Allocation VIP Deutsche Select Alternative Allocation Fund	Deutsche LifeCompass Retirement Fund Deutsche LifeCompass 2015 Fund Deutsche LifeCompass 2020 Fund	Deutsche LifeCompass 2030 Fund Deutsche LifeCompass 2040 Fund

The following information replaces similar disclosure contained under the “Management process” sub‐section of the “PRINCIPAL INVESTMENT STRATEGY” section within the “FUND DETAILS” section of each  fund’s prospectus:

Other Deutsche funds in which the fund may invest from time to time may include (1) series of db-X Exchange-Traded Funds Inc., which are managed by DBX Strategic Advisors LLC; and (2) series of DBX ETF Trust, which are managed by DBX Advisors LLC. Deutsche Investment Management Americas Inc., DBX Strategic Advisors LLC and DBX Advisors LLC are all subsidiaries of Deutsche Bank AG.

Please Retain This Supplement for Future Reference

February 20, 2015
PROSTKR‐474